SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                    June 11, 1998                               1-8309
                    -------------                               ------
Date of Report (Date of earliest event reported)          Commission File Number


                        PRICE COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


                    New York                                   13-2991700
                    --------                                   ----------
(State or other jurisdiction of incorporation)              (I.R.S. Employer
                                                          Identification Number)



                              45 Rockefeller Plaza
                            New York, New York 10020
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 757-5600
               --------------------------------------------------
               Registrant's telephone number, including area code



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ITEM 5.    OTHER EVENTS.

           On June 11, 1998, Price Communications Corporation (the "Company") and Harris Trust Company of New York, as Rights Agent, entered into an amendment ("Amendment No. 4") to the Rights Agreement dated as of January 12, 1995, as heretofore amended (the "Rights Agreement"). Among other things, Amendment No. 4: (i) excludes Robert Price and related family members and trusts for their benefit from the definition of "Acquiring Person"; (ii) makes various changes to the definition of "beneficial ownership"; and (iii) deletes all references in the Rights Agreement to "Disinterested Directors". Amendment No. 4, which is attached hereto as Exhibit 1, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

1.         Amendment No. 4 to Rights Plan.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PRICE COMMUNICATIONS CORPORATION


                                               By:  /s/  Robert Price
                                                    ----------------------------
                                                    Robert Price
                                                    President

Date: June 11, 1998

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                                  EXHIBIT INDEX

Exhibit No.
-----------

1.       Amendment No. 4 to Rights Plan.



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